UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 28, 2004
                Date of report (date of earliest event reported)

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                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
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         Delaware                         0-24073                 13-3817344
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                                  -------------


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry Into a Material Definitive Agreement

     On October 28, 2004, Digital Fusion, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Michael W. Wicks ("Wicks") pursuant to which Wicks agreed to sell all of his outstanding capital stock of Summit Research Corporation ("Summit").

     Under the terms of the Agreement, the Company will pay to Wicks (a) $1,600,000 in cash at the closing of the transaction (the "Closing"), (b) 575,000 shares of the Company's common stock as of the Closing, (c) on the six month anniversary of the Closing, $600,000 cash plus an additional amount equal to the excess of Summit's tangible net worth as of the Closing in excess of $900,000 (the "Second Payment"). The tangible net worth of Summit as of the Closing shall be determined by Summit's independent certified public accountants (subject to review by the Company's independent certified public accountants), and (d) a convertible promissory note (the "Note") in the cumulative amount of $2,700,000. To the extent that Summit's tangible net worth as of the Closing is less than $900,000, the Note shall be reduced by that same amount.

     The principal portion of the Note may be converted at any time by Wicks into a number of shares determined by dividing the converted principal amount of the Note by the Conversion Price of $2.25 per share. In the event the entire
Note is converted, Wicks will receive a total of 1,200,000 shares of the Company's common stock. No interest shall accrue on the Note during any calendar month in which the Company's common stock is publicly traded and the average closing price of the Company's common stock is greater than $2.80 per share.

     The Closing, subject to normal closing conditions, is scheduled for January 3, 2005.


Item 9.01   Financial Statements and Exhibits

(c) Exhibits.

       Exhibit No.         Description
       ----------          -----------

       99.1*               Press release dated November 3, 2004, issued by
                           Digital Fusion, Inc.

*  Filed herewith.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2004

                           DIGITAL FUSION, INC.



                           By:  /s/ Roy E. Crippen, III
                              -----------------------------------------------
                                Roy E. Crippen, III, Chief Executive Officer, and Director

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1*                      Press release dated November 3, 2004, issued by
                           Digital Fusion, Inc.

*Filed herewith.